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                                                                 EXHIBIT 10.5(b)
                                                                 ---------------

                                                                  EXECUTION COPY

                                    AMENDMENT NO. 1 AND WAIVER dated as of
                           December 31, 2001 (this "Amendment"), to the SECOND AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 27, 2001, (the "Credit Agreement"), among Jefferson Smurfit Corporation (U.S.), a Delaware corporation (the "Borrower"), Smurfit-Stone Container Corporation, a Delaware corporation ("SSCC"), JSCE, Inc., a Delaware corporation ("JSCE"), the Lenders (as defined therein), the Managing Agents (as defined therein), the Fronting Banks (as defined therein), JPMorgan Chase Bank, a New York banking corporation formerly known as The Chase Manhattan Bank ("JPMorgan"), and Bankers Trust Company, a New York banking corporation, as senior managing agents (in such capacity, the "Senior Managing Agents") for the Lenders, and JPMorgan, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent") for the Lenders and as swingline lender (in such capacity, the "Swingline Lender").

               A. Pursuant to the terms and subject to the conditions contained in the Credit Agreement, the Lenders, the Swingline Lender and the Fronting Banks have extended, and have agreed to extend, credit to the Borrower.

               B. The Borrower, SSCC and JSCE have requested that the Credit Agreement be amended as set forth herein.

               C. The Borrower, SSCC and JSCE have requested that the Required Lenders waive compliance by the Borrower, SSCC and JSCE with certain provisions of the Credit Agreement as set forth herein.

               D. The Required Lenders are willing so to amend the Credit Agreement and grant such waiver pursuant to the terms and subject to the conditions set forth herein.

               E. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

               Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

               SECTION 1. Waiver. The Required Lenders hereby waive compliance by the Borrower, SSCC and JSCE with the covenant set forth in Section 7.14 of the

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Credit Agreement for the period ending December 31, 2001, prior to giving effect to this Amendment.

               SECTION 2. Amendments to the Credit Agreement. (a) The definition of the term "Change in Control" contained in Section 1.01 of the Credit Agreement is hereby amended by deleting the percentage "25%" set forth therein and substituting therefor the percentage "20%";

               (b) Section 7.14 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "SECTION 7.14. Consolidated EBITDA. Permit Consolidated
                                   -------------------
               EBITDA as of the last day of any period of four consecutive fiscal quarters ending during any period set forth below to be less than the amount set forth opposite such period:

                           Date                               Amount
                           ----                               ------

                           Second Restatement Date -          $400,000,000
                           December 30, 2001

                           December 31, 2001 -                $275,000,000
                           June 30, 2003

                           July 1, 2003 -                     $300,000,000
                           December 31, 2004

                           January 1, 2005 and thereafter     $350,000,000"; and

               (c) Section 7.15 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                    "SECTION 7.15. Interest Coverage Ratio. Permit the ratio of
                                   -----------------------
               (a) Consolidated EBITDA to (b) Consolidated Interest Expense as of the last day of any period of four consecutive fiscal quarters ending during any period set forth below to be less than the ratio set forth opposite such date:

                           Date                               Ratio
                           ----                               ------

                           Second Restatement Date -          2.50 to 1.00
                           December 30, 2001

                           December 31, 2001 -                2.00 to 1.00
                           June 30, 2003

                           July 1, 2003 -                     2.25 to 1.00
                           December 31, 2004


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                           January 1, 2005 and thereafter     2.50 to 1.00"

               SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of the Borrower, SSCC and JSCE represents and warrants to each other party hereto that, after giving effect to this Amendment, (a) the representations and warranties set forth in Article IV of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date and (b) no Default or Event of Default has occurred and is continuing.

               SECTION 4. Effectiveness. This Amendment shall become effective as of the date first written above on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received (a) the Amendment Fees (as defined below) and (b) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, SSCC, JSCE and the Required Lenders.

               SECTION 5. Amendment Fee. The Borrower, SSCC and JSCE agree, jointly and severally, to pay to each Lender that executes a counterpart hereof and returns such counterpart to the Administrative Agent or its counsel prior to 5:00 p.m., New York City time, on January 23, 2002, an amendment fee (an "Amendment Fee" and, collectively, the "Amendment Fees") equal to 0.125% of the sum of such Lender's Revolving Credit Commitment (whether used or unused) and outstanding Term Loans, in each case as of the Amendment Effective Date. The Amendment Fee payable to a Lender shall be paid to the Administrative Agent for the account of such Lender, shall be paid in immediately available funds and once paid, shall not be refundable under any circumstances; provided that in no event shall any Amendment Fee be due and payable unless this Amendment is executed by the parties described in Section 4(b) above.

               SECTION 6. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Managing Agents, the Fronting Banks, the Senior Managing Agents, the Administrative Agent, the Collateral Agent, the Swingline Lender, the Borrower, SSCC, JSCE or the Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement, as modified hereby. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.


                                      -3-

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               SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

               SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

               SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.


                                      -4-

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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                          JEFFERSON SMURFIT CORPORATION (U.S.),


                                              by
                                                   /s/ Richard P. Marra
                                                 -----------------------------
                                                 Name: Richard P. Marra
                                                 Title: Assistant Treasurer

                                          SMURFIT-STONE CONTAINER CORPORATION,


                                              by
                                                   /s/ Richard P. Marra
                                                 -------------------------------
                                                 Name: Richard P. Marra
                                                 Title: Assistant Treasurer

                                          JSCE, INC.,


                                              by
                                                   /s/ Richard P. Marra
                                                 -------------------------------
                                                 Name: Richard P. Marra
                                                 Title: Assistant Treasurer

                                          JPMORGAN CHASE BANK, individually
                                          and as Administrative Agent,
                                          Collateral Agent, Swingline Lender
                                          and Senior Managing Agent,


                                              by
                                                 -------------------------------
                                                 Name:
                                                 Title:


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                                          BANKERS TRUST COMPANY, individually
                                          and as Fronting Bank and Senior
                                          Managing Agent,


                                              by
                                                 -------------------------------
                                                 Name:
                                                 Title:


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                                          SIGNATURE PAGE TO AMENDMENT NO. 1
                                          AND WAIVER DATED AS OF DECEMBER 31,
                                          2001, TO THE SECOND AMENDED AND
                                          RESTATED JEFFERSON SMURFIT
                                          CORPORATION (U.S.) CREDIT AGREEMENT
                                          DATED AS OF APRIL 27, 2001

                NAME OF LENDER:
                               --------------------------------------


                               by
                                 ------------------------------------
                                       Name:
                                       Title:


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